CREDIT FACILITY	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
CREDIT FACILITY	CREDIT FACILITY
On August 14, 2023, the Company entered into an agreement with a leading Israeli commercial bank to establish a revolving credit line facility (the “Credit Facility”) in the amount of $15,000 which the bank is committed to until December 31, 2024. In December 2023, the terms of the Credit Facility were extended through June 30, 2025. In March 2024, the terms of the credit facility were extended through December 31, 2025. Outstanding loans under the Credit Facility bear a variable interest at the rate of Monthly Term Secured Overnight Financing Rate (“SOFR”) plus an annual margin of 3.5%. The interest is payable on a monthly basis. Under the terms of the Credit Facility, the Company is required to keep unsecured deposits in the aforementioned bank in the amount of $20,000. Under certain terms, the bank has the right to offset loans drawn under the Credit Facility with the deposits kept in the bank. The Company is charged a fee of 0.25% per annum on amounts available for draw that are undrawn under the Credit Facility.
As of December 31, 2023 the Company has utilized $15,000 under the Credit Facility for short term loan. In January 2024 the short term loan was fully repaid by the Company. The annual interest rate for the loan utilized under the Credit Facility was 8.86%.